Conversion Agreement

                    This  Conversion  Agreement  (the  "Agreement")  is made and entered into by and among Colmena Corp., a Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("Colmena") and, The Tucker Family Spendthrift Trust, a Florida trust (the "TFST"), Colmena and the TFST being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party".

                                    Preamble:

                    WHEREAS,   in  order   for   Colmena   to   arrange   for  a
               reorganization of its operations designed to permit it to acquire one or more promising operating companies, it needs to reduce all of its current indebtedness and in conjunction therewith, on December 11, 2002, its board of directors requested that the TFST, one of its principal creditors and the holder of 50% of its Class A Bonds, agree to accelerated exercise of conversion rights under its Class A Bonds and thereafter convert all of its current debts into shares of Colmena's common stock; and

Whereas, the TFST is agreeable to the proposal by Colmena, subject to being granted 24 month best price and anti-dilution guarantees, on the terms and subject to the conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                                    Witnesseth:

                                                     Article I
                                                    Definitions

The following terms or phrases, as used in this Agreement, shall have the following meanings:

                    (A) Accredited Investor: An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

                    (1) Any bank as defined in  section  3(a)(2) of the Act,  or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(C)) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee.
  ______________________________________________________________________________
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                  Please Initial: Colmena: ____ The TFST: ____


benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                    (2) Any private business  development  company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

                    (3) Any organization  described in Section 501(C))(3) of the
               Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                    (4) Any director,  executive officer,  or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                    (5) Any natural person whose  individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                    (6) Any  natural  person  who had an  individual  income  in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                    (7) Any trust,  with total  assets in excess of  $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

                    (8) Any entity in which all of the equity owners are accredited investors.

(B) Class A Bonds: The only currently authorized Colmena bonds, as more particularly described in Colmena's Exchange Act Reports.

(C) Colmena Debt: All funds owed by Colmena to the TFST as of the date of this Agreement, as reflected in exhibit 1 (C), but not including the Class A Bonds.

(D) Commission: The United States Securities and Exchange Commission.

(E) Common Stock: For the purpose of this Agreement, the term "common stock" shall mean (I) the class of stock designated as common stock in the Certificate of Incorporation filed by Colmena with the Delaware Department of State, or (ii) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

(F) Covered Shares: The shares of Colmena common stock to be issued to the TFST pursuant to conversion of the Colmena Debt and the Class A Bonds.

(G) Exchange Act: The Securities Exchange Act of 1934, as amended.

(H) Exchange Act Reports: The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that Colmena is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

 _______________________________________________________________________________
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                  Please Initial: Colmena: ____ The TFST: ____

                              Conversion Agreement

 (I) Florida Act: The Florida Securities and Investor
Protection Act

(J) Florida Rule: Florida Rule 3E-500.005, which provides as follows: Disclosure requirements of Section 517.061(11)(a)3., Florida Statutes.

                    (1)  Transactions  by an issuer  which do not satisfy all of the conditions of this rule shall not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.

                    (2) The  determination as to whether sales of securities are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be integrated, the facts described in Rule 3E-500.01 should be considered.

                    (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

                    (4) The provisions of this rule shall apply only to transactions which are consummated with persons in the State of Florida.

                    (5) The requirements of Sections 517.061(11)(a)(3),  Florida
               Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information shall be deemed to be satisfied if either paragraphs (5)(a) or (5)(b) are complied with:

                    (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material information shall be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

1. All material books and records of the issuer; and

2. All material  contracts and documents  relating to the proposed  transaction;
and

3. An opportunity to question the  appropriate  executive  officers or partners.
.....

                    (6) In the case of an issuer that is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the provisions of paragraph (5)(b) of this rule shall be deemed satisfied by providing the following:

(a) The information contained in the annual report required to be filed under the Securities Exchange Act of 1934 or a registration

           _____________________________________________________________________
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                  Please Initial: Colmena: ____ The TFST: ____


                           Conversion Agreement Page 3

                    statement  on Form S-1  under  the  Securities  Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and

(b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

                    (K) Rule 144: Rule 144 of the general rules and  regulations promulgated under the Securities Act.

                    (L) Securities Act: The Securities Act of 1933, as amended.


                                   Article II
                                   Conversion

                         (A) Subject to the best price guarantees and anti-dilutive rights set forth below, the TFST hereby agrees to immediately convert all of its Class A Bonds into shares of Colmena's Common Stock, in accordance with their terms, which Colmena hereby represents will result in the issuance to the TFST of the number of shares of Colmena's common stock set forth in Exhibit 2 (A) annexed hereto and made a part hereof, the conversion being effected without registration under the Securities Act or the Florida Act, based on the exemption from registration provided by Section 4(6) of the Securities Act and Section 517.061(11) of the Florida Act.

                         (B) Subject to the best price guarantees and anti-dilutive rights set forth below, the TFST hereby converts the Colmena Debt into shares of Colmena Common Stock, at a conversion price of $0.01 per share, as set forth below on Exhibit 2 (B), the transaction being effected without registration under the Securities Act or the Florida Act, based on the exemption from registration provided by
                    Section 4(6) of the Securities Act and Section 517.061(11) of the Florida Act.

                         (C) In  consideration  for the agreement by the TFST to
                    accelerated conversion of the Class A Bonds and to the conversion of the Colmena Debt to Colmena common stock, which will result in the issuance of a materially smaller quantity of Colmena common stock to the TFST than would have otherwise been issuable based on current Colmena business plans, Colmena hereby irrevocably covenants and agrees, as a material inducement to the entry into this Agreement by the TFST, that all of the shares issuable to the TFST pursuant to the terms of this Agreement, including, without limitation, the shares to be issued in exchange for conversion of the Colmena Debt and to be issued on conversion of the Class A Bonds (the "Covered Shares"), whether or not then still owned by the TFST, shall be increased by the issuance of additional shares of Colmena common stock to the TFST, to reflect the issuance of any common stock or common stock purchase rights at a price of less than $0.01 per share (in cash or in the net tangible book value in accordance with GAAP of any assets or services paid therefor) during the 730 days following the execution of this Agreement, as follows:

(1) Best price guarantee: For every share issued by Colmena at a net tangible book value of less than $0.01 per share, adjusted to reflect any stock splits or stock dividends (the "Trigger Shares"):

                         (a) Initial transaction: The TFST will receive a quantity of shares of Colmena common stock equal to the number of shares of Colmena common stock issued to the TFST as a result of conversion of the Colmena Debt and exercise of the Class A Bonds (the "Base Shares"),

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                  Please Initial: Colmena: ____ The TFST: ____


                           Conversion Agreement Page 4

multiplied by a fraction, the numerator of which will initially be $0.01 (the "Original Denominator") and the denominator of which will be the net tangible book value paid for the Trigger Shares (the "Adjustment Denominator"), such product being referred to as the "Adjustment Product", from which will be subtracted a number equal to the Base Shares (the "Adjustment Shares"); e.g., for purposes of illustration, if the Base Shares equaled 100 and new shares were issued by Colmena at $0.005 per share, after adjustments for stock splits and stock dividends, then the formula would be 100 x $0.01/$0.005 = 200 - 100 = 100, thus 100 additional shares of Colmena common stock would be issued to the TFST.

                         (b) Subsequent transactions: For every subsequent transaction the formula shall be triggered only by issuance of Colmena common stock, as adjusted for any stock splits or stock dividends, at a price below the immediately preceding lowest net tangible book value paid for Colmena common stock issued subsequent to this Agreement (the "Subsequent Trigger Price"); and the formula shall be modified as follows: the Base Shares shall be increased by the aggregate of Adjustment Shares theretofore issued to the TFST; the Adjustment Numerator shall be the immediately preceding Trigger Price and the Adjustment Denominator shall be the Subsequent Trigger Price.

                         (c) All  shares  issuable  pursuant  to this best price
                    guarantee shall be issued and tendered to the TFST concurrently with the issuance of the Trigger Shares; provided that, if they are not so tendered then they shall bear interest payable in additional shares at the rate of one percent per month until so tendered.

(2) Anti-dilutive provisions. In addition to the foregoing best price guarantee, the Covered Shares shall be subject to anti-dilutive provisions, as follows:

                         (a) In the  event  that  Colmena  shall  after the date
                    hereof issue securities with greater or superior voting rights than the shares of common stock outstanding as of the date hereof, the TFST, at its option, may receive a like number of such securities with greater or superior voting rights.

                         (b) Whenever the  additional  shares may be issuable to
                    the TFST, as herein provided:

1) Colmena shall promptly file with the Transfer Agent for the Covered Shares a certificate of the treasurer of Colmena setting forth the basis for the required adjustments and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by Colmena for any shares of common stock issued or deemed to have been issued; and

2) A notice stating that the quantity of Covered Shares has been adjusted and setting forth the adjustment shall forthwith be required, and as soon as practicable after it is required, such additional notice shall be deemed to be required pursuant to this Section as of the opening of business on the tenth day after such mailing and shall set forth the adjustment at such opening of business, and upon the mailing of such additional notice no other notice need be given of any adjustment occurring at or prior to such opening of business and after the time that the next preceding notice given by mailing became required.

                         (c) In each of the  following  instances  Colmena shall
                    cause to be filed with the Transfer Agent and shall cause to be mailed, first class postage prepaid, to the TFST, at least 10 days prior to the applicable record date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken,

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                  Please Initial: Colmena: ____ The TFST: ____


                           Conversion Agreement Page 5

the date as of which the holders of common stock of record to be entitled to such distribution or rights are to be determined, or the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of common stock of record shall be entitled to exchange their common stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up:

                         1) If Colmena shall  authorize the  distribution to all
                    holders of its common stock of evidences of its indebtedness or assets (other than dividends or other distributions paid out of earned surplus); or

                         2) If  Colmena  shall  authorize  the  granting  to the
                    holders of its common stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                         3) In the event of any  reclassification  of the common
                    stock (other than a subdivision or combination of its outstanding shares of common stock), or of any consolidation or merger to which Colmena is a party and for which approval of any stockholders of Colmena is required, or of the sale or transfer of all or substantially all of the assets of Colmena; or

                         4)  In  the  event  of  any   reclassification  of  the
                    voluntary or involuntary dissolution, liquidation or winding up of Colmena.

(D) The TFST represents, warrants and covenants to Colmena, as follows:

                         (1) The  TFST is  familiar  with the  requirements  for
                    treatment as an "accredited investor" under Regulation D and
                    Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with its advisors or representatives, if any, such knowledge and experience in financial matters that the TFST is capable of evaluating the relative risks and merits of this subscription, the text of Rule 501(a) being set forth, in full, above;

                         (2) The TFST acknowledges that it has, based on its own
                    substantial   experience,   the  ability  to  evaluate   the
                    transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for it in particular;

                         (3) (a) The TFST understands that the offer and issuance of Colmena Stock is being made in reliance on the TFST's representation that it has reviewed the Colmena Exchange Act Reports, including that contained in exhibits filed with such reports.

     (b) The TFST is fully aware of the material risks associated with becoming an investor in Colmena and confirms that it was previously informed that all documents, records and books pertaining to this investment have been available from Colmena and that all documents, records and books pertaining to this transaction requested by it have been made available to it;

                         (4) The TFST has had an opportunity to ask questions of
                    and receive answers from the officers of Colmena concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of Colmena and related matters;


           _____________________________________________________________________
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                  Please Initial: Colmena: ____ The TFST: ____


                           Conversion Agreement Page 6

                         (5) The TFST has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports.

                         (6) The TFST has represented to Colmena that it has the
                    general ability to bear the risks of the subject transaction and that it is a suitable investor for a private offering and the TFST hereby affirms the correctness of such information to Colmena, including, without limitation, the representations in the form of the investment letter annexed hereto and made a part hereof as exhibit 3(D)(6);

     (7) The TFST acknowledges and is aware that:

                         (a) The Colmena Stock is a speculative  investment with
                    no assurance that Colmena will be successful, or if successful, that such success will result in payments to the TFST or to realization of capital gains by the TFST on disposition of the Colmena Stock; and

                         (b) The  Colmena  Stock to be issued to it has not been
                    registered under the Securities Act or under any state securities laws; accordingly the TFST may have to hold such common stock and may not be able to liquidate, pledge, hypothecate, assign or transfer it;

     (8) The TFST has obtained its own opinion from its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the TFST or Colmena in conjunction with this Agreement and the issuance of the Colmena Stock in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of the TFST's state of domicile, including the safe harbor provided in conjunction with compliance with the Florida Rule; and

     (9) (a) The certificates for the Colmena Stock will bear restrictive legends and Colmena's transfer agent will be instructed not to transfer the subject securities unless they have been registered pursuant to Section 6 of the Securities Act or an opinion of counsel to the TFST satisfactory to legal counsel to Colmena and Colmena's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws.

                         (b) The legend shall read as follows:  "The  securities
                    represented   by  this   certificate   were  issued  without
                    registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of
                    Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to Colmena's satisfaction."

          (10) Notwithstanding the foregoing, the Parties agree that pursuant to the provisions of Rule 144(d)(3)(ii), the holding period under Rule 144 for the Covered Shares commenced on the date that the underlying funds in payment for the Colmena Debt and the Class A Bonds were received by or for the benefit of Colmena.

                         (E) The Parties  acknowledge that the TFST's acceptance
                    of the Colmena proposals reflected in this Agreement is based on representations by Colmena concerning a pending project involving a publishing, television and Internet venture geared towards the "baby boomer" health and longevity market and Colmena hereby grants the TFST the irrevocable right to rescind the transactions reflected herein should that venture not be successfully concluded.



           _____________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                           Conversion Agreement Page 7
                                   Article III
                               General Provisions

          3.1 Interpretation.

                         (A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

                         (B) The words  "include,"  "includes"  and  "including"
                    when used herein shall be deemed in each case to be followed by the words "without limitation."

                         (C) The headings  contained in this  Agreement  are for
                    reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                         (D) The captions in this Agreement are for  convenience
                    and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

                         (E) All pronouns and any  variations  thereof  shall be
                    deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

                         (F) The Parties  agree that they have been  represented
                    by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

          3.2 Notice.

                         (A) All notices,  demands or other communications given
                    hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (1) To Colmena:

                                  Colmena Corp.
               Crystal Corporate Center; 2500 North Military Trail
                     Suite 225-C; Boca Raton, Florida 33431
                     Attention: Anthony Q. Joffe, President
                  Telephone (561) 998-2031, Fax (561) 998-8352
                     e-mail administration@colmenacorp.com;

          (2) the TFST:

                       The Tucker Family Spendthrift Trust
               Crystal Corporate Center; 2500 North Military Trail
                     Suite 225-F; Boca Raton, Florida 33431
                    Attention: Leonard Miles Tucker, Trustee
                  Telephone (561) 998-3435, Fax (561) 998-3425
                        e-mail lenny@yankeecompanies.com

                           In each case with a copy to

                          Office of the General Counsel
                                  Colmena Corp.
                5185 Southeast 20th Street; Ocala, Florida 34471
                  Telephone (352) 694-6661, Fax (352) 694-1325
                       e-mail, legal@yankeecompanies.com.


           _____________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                           Conversion Agreement Page 8

          or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

                         (B) At the  request of any Party,  notice  will also be
                    provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

          3.3 Merger of All Prior Agreements Herein.

                         (A) This  instrument,  together  with  the  instruments
                    referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

                         (B) All  prior  agreements  dealing  with  the  subject
                    matter of this Agreement, whether written or oral, are merged herein and shall be of no force or effect.

          3.4 Survival.

          The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

          3.5 Severability.

          If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such
          provision  as  is  held  invalid  or   unenforceable   to  persons  or
          circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

          3.6 Governing Law.

          This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Florida (other than those regulating Taxation and choice of law).

          3.7 Indemnification.

                         (A) Each Party hereby  irrevocably  agrees to indemnify
                    and hold the other Party harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

                         (B) In the event it becomes  necessary  to enforce this
                    indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

          3.8 Dispute Resolution.

                         (A) In any action between the Parties to enforce any of
                    the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Marion County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.


           _____________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                           Conversion Agreement Page 9

                         (B) In the  event of any  dispute  arising  under  this
                    Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

          (1) (a) First, the issue shall be submitted to mediation before a mediation service in Marion County, Florida to be selected by lot from four alternatives to be provided, two by the TFST and two by Colmena.

                         (b) The mediation efforts shall be concluded within ten
                    business days after their initiation unless the Parties unanimously agree to an extended mediation period;

          (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Marion County, Florida to be selected by lot, from four alternatives to be provided, two by the TFST and two by Colmena.

          (3) (a) Expenses of mediation shall be borne equally by the Parties, if successful.

                         (b) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                         (c) If the terms of the arbitral award do not establish
                    a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

          3.9 Benefit of Agreement.

          The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

          3.10 Further Assurances.

          The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

          3.11 Counterparts.

                         (A) This  Agreement  may be  executed  in any number of
                    counterparts.

                         (B) All  executed  counterparts  shall  constitute  one
                    Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

                         (C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission in under the Exchange Act.


           _____________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                          Conversion Agreement Page 10

          In Witness Whereof, Colmena and the TFST have caused this Agreement to
          be  executed  by  themselves  or  their  duly  authorized   respective
          officers, all as of the last date set forth below:

Signed, sealed and delivered
         In Our Presence:
                                                   Colmena Corp.
_________________________________            (A Delaware corporation)

_________________________________   By:      _____________________________
                                             Anthony Q. Joffe, President
         (Corporate Seal)
                                    Attest:  _____________________________
                                             Vanessa H. Lindsey, Secretary
Dated:   December 23, 2002

State of Florida           }
County of Palm Beach       } ss.:

     On this 23rd day of December, 2002, before me, a notary public in and for the county and state aforesaid, personally appeared Anthony Q. Joffe and Vanessa
H. Lindsey, to me known, and known to me to be the president and secretary of Colmena Corp., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of Colmena Corp., for the uses and purposes therein mentioned.

     In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of ______________, ____.

         {Seal}
                      ________________________________
                      Notary Public

                                         The Tucker Family Spendthrift Trust
_________________________________                 (a Florida trust)

_________________________________   By:      _____________________________
                                             Leonard Miles Tucker, Trustee
Dated:   December 23, 2002

State of Florida           }
County of Palm Beach       } ss.:

     On this 23rd day of December, 2002, before me, a notary public in and for the county and state aforesaid, personally appeared Leonard Miles Tucker, to me known, and known to me to be the trustee of The Tucker Family Spendthrift Trust, the above-described corporation, and to me known to be the person who executed the foregoing instrument, and acknowledged the execution thereof to be his free act and deed, and the free act and deed of The Tucker Family Spendthrift Trust, for the uses and purposes therein mentioned.

     In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of _______________, ____.

         (seal)       ____________________________
                      Notary Public

 _______________________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                          Conversion Agreement Page 11
                                  Exhibit 2(A)
                       The Class A Bond Conversion Shares


          The TFST is entitled to 52,019,977 shares of Common Stock pursuant to the terms of the Class A Bonds.



 _______________________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                          Conversion Agreement Page 12
                                  Exhibit 2 (B)
                                The Colmena Debt


          The debt owed to the TFST from Colmena is $193,815.49,  which is being
          converted  into  19,381,549  shares  of  Common  Stock,   based  on  a
          contemporaneous sale price of $0.01 per share.

  ______________________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                          Conversion Agreement Page 13
                                 Exhibit 3(D)(6)
                          The TFST's Investment Letter


December 23, 2002

Anthony Q. Joffe
President
Colmena Corp.
Crystal Corporate Center
2500 North Military Trail, Suite 225-C
Boca Raton, Florida 33431

         Re.:     Conversion of Colmena's Obligations for Colmena's Securities

Dear Sir:

     I hereby certify and warrant that the Tucker Family Spendthrift Trust, a Florida trust for which I serve as trustee, is relinquishing all rights to repayment of $193,815.49, together with accrued interest owed to the TFST by Colmena, Corp., a Delaware corporation ("Colmena"), in consideration for the issuance to the TFST of 19,381,549 shares of Colmena Common Stock (the "Colmena Stock").

     I hereby certify under penalty of perjury that upon receipt of the Colmena Stock, the TFST will be acquiring it for its own account for investment purposes without any intention of selling or distributing all or any part thereof, except in the form of permissible distributions to its beneficiaries. I represent and warrant that the TFST qualifies as an accredited investor (as that term is defined in rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that I, on the TFST behalf, am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and the TFST is able to bear the economic risks of this investment and I do not have any reason to anticipate any change in the TFST's circumstances, financial or otherwise, nor any other particular occasion or event which should cause the TFST to sell or distribute, or necessitate or require its sale or distribution of the Colmena Stock. No one other than the TFST and its stockholders has any beneficial interest in the Colmena Stock.

     I further certify that I have consulted with the TFST's legal counsel who, after having been apprised by me of all the material facts surrounding this transaction, opined to the TFST, for the benefit of Colmena, that this transaction was being effected in full compliance with the applicable securities laws of the TFST's state of domicile, based on the exemption provided by Rule 3E-500.005 promulgated under authority of Section 517.061(11) of the Securities Act of Florida.

     I agree that the TFST will in no event sell or distribute any of the Colmena Stock unless in the opinion of Colmena's counsel (based on an opinion of the TFST's legal counsel) the Colmena Stock may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Colmena Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

     I am fully aware that the Colmena Stock is being offered and issued by Colmena to the TFST in reliance on the exemption provided by Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties on behalf of the TFST.

     In connection with the foregoing, the TFST consents to Colmena legending the TFST's certificates representing the Colmena Stock to indicate its investment intent and the restriction on transfer contemplated hereby and to Colmena's placing a "stop transfer" order against the Colmena Stock in Colmena' securities transfer books until the conditions set forth herein shall have been met.

           _____________________________________________________________________
                  Please Initial: Colmena: ____ The TFST: ____

                          Conversion Agreement Page 14

Anthony Q. Joffe
December 23, 2002
Page 2

     I acknowledge by my execution hereof that the TFST has had access to Colmena's Exchange Act Reports, books, records and properties, and have inspected the same to my full and complete satisfaction prior to the TFST's acquisition of the Colmena Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of Colmena's records and my questioning of Colmena's officers.

     I further certify that the TFST's domicile is located at the address set forth in the Agreement.


                                                 Very truly yours,

                                        The Tucker Family Spendthrift Trust



                                               Leonard Miles Tucker
                                                      Trustee


           _____________________________________________________________________

                  Please Initial: Colmena: ____ The TFST: ____


                          Conversion Agreement Page 15